Q3 2014 Earnings Earnings Release Supplement: Results presented on an “as adjusted” basis, unless otherwise noted October 15, 2014 Exhibit 99.2

A broadly diversified business across clients, products and geographies
Q3 2014 Long-term Base Fees of $2.396 billion
Long-term Assets Under Management of $4.220 trillion at September 30, 2014
Product Type Client Type
Style
Region
Alternatives 3%
Alternatives 8%
Multi-asset
9%
Multi-asset
13%
Fixed Income
32%
Fixed Income
23%
Equity
56%
Equity
56%
iShares
23%
iShares
35%
Retail
12%
Retail
35%
Institutional
65%
Institutional
30%
AUM Base Fees AUM Base Fees
Index
43%
Index
10%
iShares
23%
iShares
35%
Asia-Pacific 8% Asia-Pacific 8%
EMEA
31%
EMEA
29%
Americas
61%
Americas
63%
Active
34%
Active
55%
AUM Base Fees AUM Base Fees
Note: Revenue and AUM by region data is based on client domicile.

Long-term net flows ($ in billions)
Total Long-Term Retail
iShares Institutional
2% 3% 5% 6% 7% 10% 10%
13% 10% 14% 13% 11% 8% 6% (5%) (5%) (3%) (2%) 1% 1% 1%
(1%) 0% 1% 2% 4% 3% 3% 4%
14%
13%
0%
(1) Includes the effect of a single-client institutional fixed income index redemption that totaled $74.2 billion in Q3 2012.
Note: LTM organic asset growth rate measures rolling last twelve months net new flows over beginning period assets.
LTM organic asset growth rate (%)
1
1
4%
11%
9%
0%
($43)
$47
$39
$12
$25
$41
$27
$38
$29
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
$5 $4
$9
$5
$8
$17
$14 $13
$5
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
$25
$36
$26
($1)
$20
$19
$8
$30
$18
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
($73)
$7
$5
$8
($3)
$5 $5
($6)
$6
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014

Profitability ($ in millions, except per share data)
Net Income and EPS, as adjusted Operating Income and Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks,
10-Qs and 8-Ks.
Operating Income
Operating Margin
• Operating income, as adjusted of $1,214 million, up 24% year-over-year
• Operating margin, as adjusted of 44.2% expanded 300 bps year-over-year
• Net income, as adjusted of $890 million, up 32% year-over-year
• EPS, as adjusted of $5.21, up 34% year-over-year
Net Income EPS
$610
$695
$637
$722
$672
$851
$762
$837
$890
$3.47
$3.96
$3.65
$4.15
$3.88
$4.92
$4.43
$4.89
$5.21
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
$876
$1,041
$921
$982
$978
$1,143
$1,062
$1,133
$1,214
40.7%
42.6%
40.0%
41.3% 41.2%
42.7%
41.4%
42.4%
44.2%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014

Capital management (amounts in millions, except per share data)
Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. GAAP dividend payout ratio = Dividends declared / GAAP net income.
Total GAAP payout ratio = (Dividends declared + share repurchases) / GAAP net income.
Share repurchases and weighted average diluted shares
Dividends and Payout Ratios
$1.50 $1.50
$1.68 $1.68 $1.68 $1.68
$1.93 $1.93
$1.93
40%
37%
49%
39%
39%
34%
48%
40%
35%
66%
61%
88%
74%
74%
64%
81%
71%
63%
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Dividends
GAAP Dividend Payout Ratio Total GAAP Payout Ratio
$250 $250
$250 $250 $250 $250
$250
$166 $167
170.8
171.2
171.9
173.0
173.4 173.9
174.6
175.2
175.5
Q3
2014
Q2
2014
Q1
2014
Q4
2013
Q3
2013
Q2
2013
Q1
2013
Q4
2012
Q3
2012
Share Repurchases Weighted average diluted shares

Major market indices and exchange rates
Spot Average Level
% Change
Q3 2014 vs.
June 30,
2014
September 30,
2014 % Change Q3 2013 Q3 2014 Q2 2014 Q3 2013 Q2 2014
Equity Indices:
Domestic
S&P 500 1,960 1,972 1% 1,673 1,976 1,900 18% 4%
Global
MSCI Barra World Index 1,743 1,698 (3%) 1,511 1,733 1,698 15% 2%
MSCI Europe Index 117 117 -% 104 116 116 12% -%
MSCI AC Asia Pacific Index 146 140 (4%) 135 147 141 9% 4%
MSCI Emerging Markets Index 1,051 1,005 (4%) 956 1,067 1,024 12% 4%
S&P Global Natural Resources 3,733 3,438 (8%) 3,262 3,675 3,612 13% 2%
Fixed Income Index:
Barclays U.S. Aggregate Bond Index 1,878 1,881 -% 1,795 1,880 1,862 5% 1%
Foreign Exchange Rates:
GBP to USD 1.71 1.62 (5%) 1.55 1.67 1.68 8% (1%)
EUR to USD 1.37 1.26 (8%) 1.32 1.33 1.37 1% (3%)
Source: Bloomberg

Revenue
Q3 2014 Compared to Q3 2013
$377 million
Total Revenue
Q3 2014
$2,849 million
Q3 2014 Compared to Q2 2014
$71 million
Percentage Change Year-over-Year Sequential
Base Fees ex. SL 15% 3%
Securities Lending 16 (18)
Performance Fees 39 16
Aladdin 6 9
Other BRS 5 24
Distribution Fees (11) (6)
Other Revenue 38 2
Total 15 3
$2,778
$2,849
$59
$18
$10 $9
$1
($1)
($25)
$2,472
$2,849
$299
$37
$18
$16 $7 $2 ($2)
82%
4%
5%
4%
2%
1%
2%
Base Fees ex. Securities  Lending
Securities Lending
Performance Fees
Aladdin
Other BRS
Q3 2013 Base Fees ex
Sec Lending
Performance
Fees
Other
Revenue
Securities
Lending
Aladdin
Other BRS Distribution
fees
Q3 2014 Q2 2014 Base Fees ex
Sec Lending
Performance
Fees
Other
Revenue
Securities
Lending
Aladdin
Other BRS
Distribution
fees
Q3 2014
Distribution Fees
Other Revenue

Investment advisory, administration fees and securities lending revenue
Q3 2014: $2,468 million
Q3 2014 Compared to Q3 2013
Investment advisory, administration fees and securities lending revenue
$315 million
Q3 2014 Compared to Q2 2014
$34 million
Q3 2013: $2,153 million Q2 2014: $2,434 million
20%
27%
15%
5%
12%
8%
7%
3%
3%
Active Equity iShares Equity Active Fixed Income iShares Fixed Income
Multi - Asset
Alternatives
Non-ETF Index Equity Non-ETF Index Fixed Income Cash
18%
29%
15%
5%
13%
7%
7%
3%
3%
$2,434
$2,468
$31
$15
$13
$1
($1)
($2)
($3)
($5)
($15)
$2,153
$2,468
$119
$53
$50
$45
$23
$13
$10
$5 ($3)
Q3 2013 iShares
EQ
Multi-
Asset
Active
EQ
Active FI Non-ETF
Index
EQ
Alts iShares
FI
Non-ETF
Index FI
Cash Q3 2014
19%
28%
14%
5%
12%
8%
8%
3%
3%
Q2 2014 iShares
EQ
Multi -
Asset
Active
EQ
Active FI Non-
ETF
Index
FI
Alts iShares
FI
Non-ETF
Index
EQ
Cash Q3 2014

Expense
Q3 2014
$1,635 million
Expense, as adjusted, by Category
Q3 2014 Compared to Q3 2013, as adjusted
For further information and reconciliation between GAAP and as adjusted, see page 9 of this earnings release supplement and notes (1) through (4) in the current earnings release.
$141 million
Q3 2014 Compared to Q2 2014, as adjusted
($10) million
Percentage Change Year-over-Year Sequential
Employee Comp. & Benefits 13% 3%
Distribution & Servicing Costs 6 1
Amort. of Deferred Sales Commissions - -
Direct Fund Expense 19 6
General & Administrative (2) (14)
Amortization of Intangibles - (2)
Total 9 (1)
59%
6%
1%
12%
20%
2%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales
Commissions
Direct Fund Expense
General & Administration
Amortization of Intangibles
$1,494
$1,635
$5
$32
$112
($8)
Q3 2013 G&A
Servicing
Direct Fund
Benefits
Q3 2014
$1,645
$1,635
$1 $12
$29
($51)
($1)
Q2 2014 G&A
Intangibles
Distribution &
Servicing
Direct Fund
Expense
Comp &
Benefits
Q3 2014
Distribution & Comp &
Amort of

Reconciliation between GAAP and as adjusted ($ in millions)
Non-GAAP adjustments include amounts related to the reduction of an indemnification asset, the PennyMac Charitable Contribution, U.K. lease exit costs, a contribution to short-term investment funds (“STIFs”),
PNC LTIP funding obligation, compensation related to appreciation (depreciation) on certain deferred compensation plans and noncash income tax matters, as applicable.
For further information and reconciliation between GAAP and as adjusted, see notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
2012 2013 2014
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
Operating Income
GAAP $875 $1,005 $909 $849 $966 $1,133 $1,051 $1,122 $1,157
Non-GAAP adjustments 1 36 12 133 12 10 11 11 57
As Adjusted $876 $1,041 $921 $982 $978 $1,143 $1,062 $1,133 $1,214
Nonoperating Income (Expense)
GAAP $30 ($67) $41 $69 ($18) $24 $17 $16 ($52)
Non-GAAP adjustments (17) 40 (38) (57) (3) (11) 9 (36) 44
As Adjusted $13 ($27) $3 $12 ($21) $13 $26 ($20) ($8)
Net Income
GAAP $642 $690 $632 $729 $730 $841 $756 $808 $917
Non-GAAP adjustments (32) 5 5 (7) (58) 10 6 29 (27)
As Adjusted $610 $695 $637 $722 $672 $851 $762 $837 $890

Important Notes
This presentation also includes non-GAAP financial measures.  You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated October 15, 2014, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at
www.blackrock.com.
This presentation, and other statements that BlackRock, Inc. (“BlackRock”) may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations.
Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,”
“expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,”
and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-
looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission reports and those identified elsewhere in this presentation, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-
Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to
BlackRock or The PNC Financial Services Group, Inc.; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of
BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.